Exhibit 10.1
AMENDED AND RESTATED PROMISSORY NOTE
     THIS AMENDED AND RESTATED PROMISSORY NOTE (this “Note”) is made as of this 2nd day of October, 2007 by and among SCIENCE PARK CENTER LLC, a California limited liability company, as maker, having its principal place of business at 12790 El Camino Real, San Diego, California 92130 (“Borrower”), and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, as lender, having an address at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020 (“Lender”).
R E C I T A L S
          WHEREAS, Science Park Center LLC, a California limited liability company, (“Science Park”) and Teachers Insurance and Annuity Association of America, a New York Corporation (“TIAA”), are parties to that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement, dated as of October 25, 2004, recorded on October 28, 2004, as Document No. 2004-1019903, in the San Diego County Recorder’s Office (the “Recorder’s Office”), as assigned by TIAA to Lender pursuant to that certain Assignment and Assumption of Interest Under Deed of Trust, dated as of March 1, 2007, and recorded on March 22, 2007 as Document No. 2007-0196204, with the Recorder’s Office (as so assigned and as the same hereafter may be further amended, modified, supplemented, consolidated or assigned, the “Mortgage”), securing a loan made by TIAA to Science Park in the original principal amount of Forty-Nine Million Five Hundred Thousand and No/100 Dollars ($49,500,000.00) (the “Original Loan”), which Original Loan is evidenced by that certain Promissory Note, dated as of October 25, 2004, made by Science Park to TIAA, as endorsed by TIAA to Lender pursuant to that certain Allonge dated March 1, 2007 (as so endorsed, the “Original Note”) (the Mortgage and the Original Note, together with the other loan documents entered into in connection with the Original Loan or otherwise included in the term “Loan Documents” as defined in the Mortgage, as assigned by TIAA to Lender, are collectively referred to herein as the “Loan Documents”);
          NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower covenants and agrees as follows:
(1)	All recitals set forth above are true and correct and constitute a material part of this Note.

(2)	Borrower acknowledges that it has no defenses, counterclaims or offsets with respect to any of its obligations contained in the Original Note.

(3)	The outstanding principal balance of the Original Loan as of the date hereof is $47,774,467.84.

(4)	The Original Note is hereby amended and restated in its entirety, to hereinafter read and provide as follows:

PROMISSORY NOTE

$49,500,000.00	San Diego, California
October 2, 2007
     FOR VALUE RECEIVED, SCIENCE PARK CENTER LLC, a California limited liability company (“Borrower”), having its principal place of business at 12790 El Camino Real, San Diego, California 92130, promises to pay to MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation, (“Lender”), having an address at 1221 Avenue of the Americas, 27th Floor, New York, New York 10020 or at such other place as Lender designates in writing, the principal sum of Forty-Nine Million Five Hundred Thousand Dollars ($49,500,000.00) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the “Principal”), in lawful money of the United States of America, with interest on the Principal from and after the date advanced at the fixed rate of six and forty-eight hundredths percent (6.48%) per annum (the “Fixed Interest Rate”) and as otherwise provided herein.
     This Promissory Note (the “Note”) is secured by, among other things, the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Deed of Trust”) dated the date of this Note made by Borrower for the benefit of Teachers Insurance and Annuity Association of America, (“TIAA”) and assigned by TIAA to Lender pursuant to that certain Assignment and Assumption of Interest Under Deed of Trust, dated as of March 1, 2007, as security for the Loan. All capitalized terms not expressly defined in this Note will have the definitions set forth in the Deed of Trust.
     Section 1. Payments of Principal and Fixed Interest.
     (a) Borrower will make monthly installment payments (“Debt Service Payments”) as follows:
          (i) Intentionally Omitted.
          (ii) On October 1, 2007, and on the first day of each succeeding calendar month through and including November 1, 2014 payments in the amount of Three Hundred Twelve Thousand Two Hundred Twenty-One and 25/100 Dollars ($312,221.25), each of which will be applied first to accrued interest on the Principal at the Fixed Interest Rate and then to the Principal.
     (b) On November 1, 2014 (the “Maturity Date”), Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.
     Section 2. Certain Definitions. In addition to other definitions set forth elsewhere in this Note, the following definitions apply:
     “Default Discount Rate” means the Discount Rate less 300 basis points.

     “Discount Rate” shall mean the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually.
     “Evasion Premium” means the greater of (i) an amount equal to the product of the Prepayment Percentage plus 300 basis points times the Prepayment Date Principal, or (ii) the difference between (x) the present value on the Prepayment Date of all scheduled principal and interest payments (including any principal payment due on the Prepayment Date) from the Prepayment Date through the Maturity Date determined by discounting such payments by the Default Discount Rate and (y) the principal balance of the Loan as of the Prepayment Date.
     “Lockout Period” means the first thirty-six (36) months of the Term.
     “Prepayment Date” shall mean the date on which prepayment is made.
     “Prepayment Date Principal” means the Principal on the date as of which a Prepayment Premium or Evasion Premium is calculated (as specified below).
     “Prepayment Percentage” means one percent (1%).
     “Prepayment Premium” shall mean an amount equal to the greater of: (i) one percent (1%) of the principal amount of the Loan being prepaid or (ii) the difference between (x) the present value as of the Prepayment Date of all scheduled principal and interest payments (including the principal payment due on the Prepayment Date) from the Prepayment Date through the Maturity Date determined by discounting such payments at the Discount Rate and (y) the principal balance of the Loan as of the Prepayment Date. In no event, however, shall Lender be required to reinvest any prepayment proceeds in U.S. Treasury obligations or otherwise.
     “Yield Maintenance Treasury Rate” shall mean the yield calculated by Lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury Constant Maturities with maturity dates (one longer or one shorter) most nearly approximating the Maturity Date. In the event Release H.I5 is no longer published, Lender shall select a comparable publication to determine the Yield Maintenance Treasury Rate.
     Section 3. Prepayment Provisions.
     (a) This Note may not be prepaid in whole or in part at any time, except as follows:
     (i) This Note may be prepaid to the extent that casualty insurance proceeds or condemnation awards with respect to the Property are applied to the Debt in accordance with the Loan Documents, and, provided that there is no Event of Default under the Loan Documents, any such prepayments will be without premium. Unless Lender elects otherwise in its sole discretion, partial prepayments of Principal resulting from the application of such proceeds or awards to the Debt shall not reduce the amounts of subsequent monthly installments nor change the dates on which such installments are due (the effect of which may be to cause the Debt to repaid earlier than the Maturity Date).

     (ii) Provided there is no Event of Default under the Loan Documents, this Note may be prepaid in full but not in part with the payment of the Prepayment Premium upon 60 days prior notice to Lender; provided, however, that such 60-day prior notice may specify a one calendar-week period during which the prepayment will occur, if such notice is followed by a second notice to Lender, received by Lender not later than ten days before the first Business Day of such week, which specifies the Business Day during such week on which prepayment will occur (and if such second notice is not timely received by Lender, the first Business Day of such week shall be deemed to be the date designated by Borrower for the prepayment).
     (iii) Provided there is no Event of Default under the Loan Documents, this Note may be prepaid in full but not in part, without premium, during the last ninety (90) days of the Term, upon 30 days prior notice to Lender; provided, however, that such 30-day prior notice may specify a one calendar-week period during which the prepayment will occur, if such notice is followed by a second notice to Lender, received by Lender not later than ten days before the first Business Day of such week, which specifies the Business Day during such week on which prepayment will occur (and if such second notice is not timely received by Lender, the first Business Day of such week shall be deemed to be the date designated by Borrower for the prepayment).
     (iv) In no event may this Note be prepaid without simultaneous prepayment in full of any other notes secured by the Loan Documents.
     (v) Any prepayment received by Lender on a date other than a date on which Debt Service Payments are due shall include interest which would have accrued thereon to the next such date and such amounts (i.e., principal and interest prepaid by Borrower) shall be held by Lender as collateral security for the Loan in an interest bearing account, with interest accruing on such amounts to the benefit of Borrower; such amounts prepaid shall be applied to the Loan on the next date on which a Debt Service Payment is due with any interest on such funds paid to Borrower on such date provided no Event of Default then exists.
     (b) After an Acceleration or upon any prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any judgment of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale), any claim for amounts due under this Note, and any tender of payment made during any redemption period after foreclosure, will include an Evasion Premium, calculated as of the date of the Acceleration or the date of such unpermitted prepayment, as the case may be.
     (c) [Intentionally omitted]
     (d) Borrower acknowledges that:

     (i) a prepayment without payment of the applicable Prepayment Premium or Evasion Premium (the “Premiums”) will cause damage to Lender;
     (ii) the Premiums are intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid without payment of the applicable Premium;
     (iii) it will be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and
     (iv) the Premiums represent Lender’s and Borrower’s reasonable estimate of Lender’s damages for prepayment and are not a penalty.
     (e) BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT LENDER WOULD NOT LEND TO BORROWER THE LOAN EVIDENCED BY THIS NOTE WITHOUT (1) BORROWER’S WAIVER OF ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THIS NOTE IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THIS NOTE, AND (2) BORROWER’S AGREEMENT, AS SET FORTH ABOVE, TO PAY LENDER THE APPLICABLE PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER OR UNDER THE DEED OF TRUST INCLUDING, WITHOUT LIMITATION, A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE PROPERTY ENCUMBERED BY THE DEED OF TRUST WHICH IS NOT PERMITTED THEREBY AND BORROWER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON BORROWER’S BEHALF TO SEPARATELY EXECUTE THE AGREEMENT CONTAINED IN THIS PARAGRAPH, IN COMPLIANCE WITH CALIFORNIA CIVIL CODE SECTION 2954.10. BY PLACING ITS SIGNATURE BELOW, BORROWER ACKNOWLEDGES THAT (I) THE GENERAL PARTNERS, PRINCIPALS OR MEMBERS, AS THE CASE MAY BE, OF BORROWER ARE KNOWLEDGEABLE REAL ESTATE DEVELOPERS OR INVESTORS, (II) BORROWER FULLY UNDERSTANDS THE EFFECT OF THE ABOVE WAIVER, (III) THE MAKING OF THE LOAN BY LENDER AT THE RATE SET FORTH ABOVE IS SUFFICIENT CONSIDERATION FOR SUCH WAIVER, AND (IV) LENDER WOULD NOT MAKE THE LOAN WITHOUT SUCH WAIVER.

SCIENCE PARK CENTER LLC, a California
limited liability company

By	Neurocrine Biosciences, Inc., a Delaware
corporation, its managing member

By:	/s/ Timothy P. Coughlin
	Name:	Timothy P. Coughlin
	Title:	Vice President and CFO

     Section 4. Intentionally Omitted.
     Section 5. Events of Default:
     (a) It is an “Event of Default” under this Note:
     (i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or
     (ii) if an Event of Default occurs under and as defined in any other Loan Document.
     (b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable (“Acceleration”) and exercise any of the other Remedies.
     Section 6. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs.
     Section 7. Late Charges.
     (a) If Borrower fails to pay any Debt Service Payment when due or fails to pay any amount due under the Loan Documents on the Maturity Date (in either event, without giving consideration to any grace period contained in the Loan Documents), Borrower agrees to pay to Lender an amount (a “Late Charge”) equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment;
     (b) Borrower acknowledges that:
     (i) a delinquent payment will cause damage to Lender;
     (ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;
     (iii) it will be extremely difficult and impractical to ascertain the extent of Lender’s damages caused by the delinquency; and

     (iv) the Late Charge represents Lender and Borrower’s reasonable estimate of Lender’s damages from the delinquency and is not a penalty.
     Section 8. Limitation of Liability. This Note is subject to the limitations on liability set forth in the Article of the Deed of Trust entitled “Limitation of Liability”.
     Section 9. WAIVERS. IN ADDITION TO THE WAIVERS SET FORTH IN THE ARTICLE OF THE DEED OF TRUST ENTITLED “WAIVERS”, BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND, EXCEPT AS EXPRESSLY SET FORTH IN THE LOAN DOCUMENTS, NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL INDORSERS, SURETIES AND GUARANTORS OF THE OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THIS NOTE AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL INDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL INDORSER, SURETY OR GUARANTOR.
     Section 10. Commercial Loan. The Loan is made for the purpose of carrying on a business or commercial activity or acquiring real or personal property as an investment or carrying on an investment activity and not for personal or household purposes.
     Section 11. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a permitted prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.
     Section 12. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of the State of California, without regard to conflict of law provisions.
     Section 13. Time of the Essence. Time is of the essence with respect to the payment and performance of the Obligations.
     Section 14. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.
     Section 15. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to the Deed of Trust entitled “Rules of Construction”.
     Section 16. Deed of Trust Provisions Incorporated. To the extent not otherwise set forth in this Note, the provisions of the Articles of the Deed of Trust entitled “Expenses and Duty to Defend”, “Waivers”, “Notices”, and “Miscellaneous” and the Section of the Deed of Trust entitled “General Provisions Pertaining to Remedies” are applicable to this Note and deemed incorporated by reference as if set forth at length in this Note.
     Section 17. Joint and Several Liability: Successors and Assigns. If Maker consists of more than one entity, the obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.
     Section 18. Absolute Obligation. Except for the Section of this Note entitled “Limitation of Liability”, no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.
     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

SCIENCE PARK CENTER LLC, a California
limited liability company

By	Neurocrine Biosciences, Inc., a Delaware
corporation, its managing member

By:	/s/ Timothy P. Coughlin
	Name:	Timothy P. Coughlin
	Title:	Vice President and CFO